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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





               Date of Report (Date of earliest event reported):
                                  June 2, 1997


                             A. H. BELO CORPORATION
             (Exact name of Registrant as Specified in its Charter)


       DELAWARE                     1-8598                  75-0135890
(State of Other Jurisdiction    (Commission File           (IRS Employer
   of Incorporation)                Number)              Identification No.)


           P. O. BOX 655237                                   75265
             DALLAS, TEXAS                                  (Zip Code)
(Address of Principal Executive Offices)


                                 (214) 977-6606
              (Registrant's telephone number, including area code)


                                      N/A
              (Former name, former address and former fiscal year,
                          if change since last report)



                  Index to Exhibits appears on page 3 herein.
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ITEM 5.  OTHER EVENTS

         Effective June 2, 1997, A. H. Belo Corporation (the "Company") exchanged KIRO-TV, the Company's UPN affiliate in Seattle-Tacoma, Washington, for CBS affiliate KMOV-TV in St. Louis Missouri. The exchange was undertaken to comply with Federal Communications Commission regulations prohibiting dual ownership of television stations in a single market. A copy of the Company's press release dated June 2, 1997 announcing the completion of the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On April 21, 1997 the Company filed a registration statement (File No. 333-25579) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $1.5 billion of Debt Securities and Warrants to purchase Debt Securities of the Company (the "Registration Statement"). The Registration Statement was declared effective by the Securities and Exchange Commission on June 3, 1997. In connection with the filing of the Registration Statement, the Company is filing Exhibits 1.2, 4.2, 4.3, 4.4 and 25 to this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibits are filed as part of this Report:

         1.2 Form of proposed Underwriting Agreement - alternative to form of Distribution Agreement filed as Exhibit 1 to the Registration Statement (File No. 333-25579).

         4.2    Form of proposed Senior Note due June ____, 2002.

         4.3    Form of proposed Senior Note due June _____, 2007.

         4.4    Form of proposed Senior Debenture due June _____, 2027.

         25 Statement of Eligibility and Qualifications on Form T-1 of The Chase Manhattan Bank to act as Trustee under the Indenture.

         99.1   Press Release of A. H. Belo Corporation dated June 2, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        A. H. BELO CORPORATION

                                        /s/ Michael D. Perry

Date:  June 10, 1997





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                                 EXHIBIT INDEX


Exhibit
-------

 1.2          Form of proposed Underwriting Agreement.

 4.2          Form of proposed Senior Note due June _____, 2002.

 4.3          Form of proposed Senior Note due June _____, 2007.

 4.4          Form of proposed Senior Debenture due June ______, 2027.

 25 Statement of Eligibility and Qualifications on Form T-1 of The Chase Manhattan Bank to act as Trustee under the Indenture.

 99.1         Press Release of A. H. Belo Corporation dated June 2, 1997.